Annual
Report

[Graphic of Capital M]                                         DECEMBER 31, 1997

MUTUAL FINANCIAL SERVICES FUND

[FRANKLIN TEMPLETON LOGO]

                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM
                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year 2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities issued by companies in the financial services industry. The fund will normally have at least 65% of its invested assets in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, and insurance companies.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this first report of the Mutual Financial Services Fund, which covers the period from inception on August 19, 1997, through December 31, 1997. During this time, the fund's Class Z shares produced a 23.92% cumulative total return, as discussed in the Performance Summary on page
5. Keefe Bruyette & Woods' "KBW 50" index, which tracks the 50 largest U.S. banks' stocks, increased 10.71%* over the same period. We also outperformed a universe of 18 mutual funds that we monitor, which

*Source: Keefe Bruyette & Woods, Inc. Index is unmanaged. Change in value measures price appreciation only and does not include reinvested dividends. One cannot invest directly in an index.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 14 of this report.

CONTENTS

Shareholder Letter .......................  1
Performance Summary
  Class Z ................................  5
  Class I ................................  7
  Class II ...............................  9

Financial Highlights & Statement of
Investments .............................. 11

Financial Statements ..................... 17

Notes to Financial Statements ............ 20

Report of Independent Auditors ........... 26

Tax Designation .......................... 27



                 FUND CATEGORY

               [PYRAMID GRAPHIC]
specialize in the financial services sector. Their median return was 13.2% during this period and a return of 14.8% or better represented performance in the top quarter of these funds.

Since this is our first opportunity to communicate directly with the shareholders of Mutual Financial Services Fund, the first sector fund for Mutual Series Fund, Inc., we thought it appropriate to outline the Mutual Series investment philosophy.

The foundation for all that we do is grounded in the principles of value investing set forth by Graham and Dodd in their classic text, Security Analysis. Our basic investment approach began with Max Heine, the legendary value and bankruptcy investor, who passed his approach on to Michael Price, who in turn has instilled those same principles into today's portfolio management team.

In our opinion, value investing is the best way to achieve long-term capital appreciation with relatively low risk and low volatility. We invest in a unique combination of common stocks, arbitrage situations involving both corporate deals and spin-offs, and bankruptcies. Historically, such a mix has provided excellent returns, particularly on a risk-adjusted basis, in a wide variety of market conditions. We intend to manage Mutual Financial Services Fund adhering to this investment philosophy and approach.

Although we are pleased with the fund's performance during this initial period, we are not complacent. Finding bargain stocks, especially in the domestic market, has become tougher as investors seeking to "buy the dips" are willing to purchase some stocks at historically high valuations. We did, however, find good value by

          PORTFOLIO BREAKDOWN
          Based on Total Net Assets
          12/31/97

          [PIE CHART]

          Equities                  80.6%
          Bonds                      1.4%
          Short Term Investments &
          Other Net Assets          18.0%
2
avoiding large capitalization stocks and concentrating on small and medium capitalization financial services companies in the U.S. and Europe. Approximately 26% of the fund's assets were invested in European financial companies at the end of the period, with many of them among the fund's best performers. For example, during the reporting period, BG Bank AS returned 21%, Pohjola Insurance Co. Ltd. rose nearly 18%, and Sampo Insurance Co. Ltd. increased about 28%.

Looking forward, we have two major concerns that could negatively affect prices of financial stocks in 1998. First, we suspect that analysts' estimates for U.S. bank earnings are too high and that, for the first time in several years, many banks may not meet expectations. We find little difference when we look at the insurance and brokerage sectors. With valuations at historically high levels, the potential impact is troubling. Second, prices paid in takeover transactions in 1997 and stock prices of perceived takeover targets in the industry, which now cover a very high percentage of banking companies, have reached unprecedented levels. If it appears that deals will not occur at, or even close to, the multiples of some recent transactions, we see considerable downside potential in the stock prices of many of these takeover targets. As you might suspect, we have almost no exposure to this segment of the financial services universe. Notwithstanding our concerns, we remain optimistic about our continued ability to find solid, attractive securities in the financial services arena.

We appreciate your participation in Mutual Financial Services Fund and welcome your comments and suggestions.

Sincerely,
Franklin Mutual Advisers Senior Portfolio Management Team

      TOP 10 HOLDINGS
      12/31/97

      COMPANY,                                              % OF TOTAL
      COUNTRY, INDUSTRY                                     NET ASSETS
      ----------------------------------------------------------------

      Banca Nazionale
      del Lavoro SpA, fgn.,
      Italy,
      Banking                                                     3.8%

      Vermont Financial
      Services Corp.,
      U.S.,
      Banking                                                     2.7%

      United Asset
      Management Corp.,
      U.S.,
      Financial Services                                          2.7%

      CIT Group Inc., A,
      U.S.,
      Financial Services                                          2.2%

      Sampo Insurance Co. Ltd, A,
      Finland,
      Insurance                                                   2.1%

      First Union Corp.,
      U.S.,
      Banking                                                     2.0%

      Imperial Credit Commercial
      Mortgage Investment,
      U.S.,
      Financial Services                                          2.0%

      Peoples Bancorp Inc.,
      U.S.,
      Financial Services                                          1.9%

      Warren Bancorp Inc.,
      U.S.,
      Banking                                                     1.9%

      Bankatlantic Bancorp Inc., A,
      U.S.,
      Financial Services                                          1.9%

This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing in a single industry, including increased sensitivity to economic, political, or regulatory developments, which can result in greater volatility than a fund that invests in many different industries. It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks, such as political uncertainty or fluctuations in foreign exchange rates in areas where investments are made. Notably, the fund generally expects to hedge against currency risk. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings, or liquidations. The risks associated with this and other fund-specific investments are described in the prospectus.

PERFORMANCE SUMMARY

CLASS Z

Mutual Financial Services Fund - Class Z provided a 23.92% cumulative total return from inception on August 19, 1997, through December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's Class Z share price increased $2.27, from $10.00 on August 19, 1997, to $12.27 on December 31, 1997. During the reporting period, Class Z shareholders received per-share distributions of 3.0 cents ($0.03) in dividend income and 9.0 cents ($0.09) in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Past performance is not predictive of future results.

 CLASS Z
 Period ended 12/31/97

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
  ----------------------------------------------------------------------
  Aggregate Total Return(1)                                      23.92%
  Value of $10,000 Investment(2)                                $12,392

(1) Aggregate total return represents the change in value of an investment over the indicated period. Since these shares have existed for less than one year, average annual total returns are not provided.

(2) This figure represents the value of a hypothetical $10,000 in the fund over the indicated period.

All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Franklin Mutual Advisers has agreed in advance to waive its management fee and make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS I

Mutual Financial Services Fund - Class I provided a 23.83% cumulative total return from inception on August 19, 1997, through December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge.

The fund's Class I share price, as measured by net asset value, increased $2.27, from $10.00 on August 19, 1997, to $12.27 on December 31, 1997. During the reporting period, Class I shareholders received per-share distributions of 2.12 cents ($0.0212) in dividend income and 9.0 cents ($0.09) in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Past performance is not predictive of future results.

 CLASS I
 Period ended 12/31/97

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                                     23.83%
  Aggregate Total Return(2)                                      18.27%
  Value of $10,000 Investment(3)                                $11,827

(1) Cumulative total return represents the change in value of an investment over the indicated period and does not include the sales charge.

(2) Aggregate total return represents the change in value of an investment over the indicated period and includes the maximum 4.5% initial sales charge. Since these shares have existed for less than one year, average annual total returns are not provided.

(3) This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes the sales charge.

All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Franklin Mutual Advisers has agreed in advance to waive its management fee and make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Mutual Financial Services Fund - Class II provided a 23.57% cumulative total return from inception on August 19, 1997, through December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $2.26, from $10.00 on August 19, 1997, to $12.26 on December 31, 1997. During
the reporting period, Class II shareholders received per-share distributions of
0.53 cents ($0.0053) in dividend income and 9.0 cents ($0.09) in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Past performance is not predictive of future results.

 CLASS II
 Period ended 12/31/97

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                                     23.57%
  Aggregate Total Return(2)                                      21.37%
  Value of $10,000 Investment(3)                                $12,137

(1) Cumulative total return represents the change in value of an investment over the indicated period and does not include sales charges.

(2) Aggregate total return represents the change in value of an investment over the indicated period and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment. Since these shares have existed for less than one year, average annual total returns are not provided.

(3) This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes sales charges.

All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Franklin Mutual Advisers has agreed in advance to waive its management fee and make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                                                AUGUST 19, 1997
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
                                                                                               DECEMBER 31, 1997
                                                                                               ------------------
PER SHARE OPERATING PERFORMANCE - CLASS Z
(For a share outstanding throughout the period)
Net asset value, beginning of period........................................................          $10.00
                                                                                               -------------
Income from investment operations:
 Net investment income......................................................................             .04
 Net realized and unrealized gain...........................................................            2.35
                                                                                               -------------
Total from investment operations............................................................            2.39
                                                                                               -------------
Less distributions from:
 Net investment income......................................................................            (.03)
 Net realized gains.........................................................................            (.09)
                                                                                               -------------
Total distributions.........................................................................            (.12)
                                                                                               -------------
Net asset value, end of period..............................................................          $12.27
                                                                                               =============
Total Return*...............................................................................          23.92%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................................................        $136,350
Ratios to average net assets:
 Expenses...................................................................................           1.00%**
 Expenses, excluding waiver and payments by affiliate.......................................           1.62%**
 Net investment income......................................................................           1.37%**
Portfolio turnover rate.....................................................................          42.26%
Average commission rate paid***.............................................................          $.0241

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                                AUGUST 19, 1997
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
                                                                                               DECEMBER 31, 1997
                                                                                               ------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the period)
Net asset value, beginning of period........................................................          $10.00
                                                                                               -------------
Income from investment operations:
 Net investment income......................................................................             .03
 Net realized and unrealized gain...........................................................            2.35
                                                                                               -------------
Total from investment operations............................................................            2.38
                                                                                               -------------
Less distributions from:
 Net investment income......................................................................            (.02)
 Net realized gains.........................................................................            (.09)
                                                                                               -------------
Total distributions.........................................................................            (.11)
                                                                                               -------------
Net asset value, end of period..............................................................          $12.27
                                                                                               =============
Total Return*...............................................................................          23.83%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................................................        $ 78,249
Ratios to average net assets:
 Expenses...................................................................................           1.35%**
 Expenses, excluding waiver and payments by affiliate.......................................           1.97%**
 Net investment income......................................................................           1.02%**
Portfolio turnover rate.....................................................................          42.26%
Average commission rate paid***.............................................................          $.0241

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                                AUGUST 19, 1997
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
                                                                                               DECEMBER 31, 1997
                                                                                               ------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the period)
Net asset value, beginning of period........................................................          $10.00
                                                                                               -------------
Income from investment operations:
 Net investment income......................................................................             .01
 Net realized and unrealized gain...........................................................            2.35
                                                                                               -------------
Total from investment operations............................................................            2.36
                                                                                               -------------
Less distributions from:
 Net investment income......................................................................            (.01)
 Net realized gains.........................................................................            (.09)
                                                                                               -------------
Total distributions.........................................................................            (.10)
                                                                                               -------------
Net asset value, end of period..............................................................          $12.26
                                                                                               =============
Total Return*...............................................................................          23.57%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................................................        $ 43,207
Ratios to average net assets:
 Expenses...................................................................................           2.00%**
 Expenses, excluding waiver and payments by affiliate.......................................           2.62%**
 Net investment income......................................................................           0.37%**
Portfolio turnover rate.....................................................................          42.26%
Average commission rate paid***.............................................................          $.0241

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                            COUNTRY          SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  80.6%
BANKING  32.7%
*Annapolis National Bancorp Inc. .....................................   United States          48,663   $    517,044

*Banca Di Roma SpA....................................................       Italy           1,800,000      1,815,263

*Banca Nazionale del Lavoro SpA, fgn. ................................       Italy             631,500      9,826,986

Banco Latinoamericano de Exportaciones SA, E..........................      Panama              93,300      3,860,288

*Banque Cantonale Vaudoise, fgn. .....................................    Switzerland           13,780      4,704,423

BG Bank AS, fgn. .....................................................      Denmark             41,700      2,805,601

*Bok Financial Corp. .................................................   United States          92,700      3.597,919

*Century Bancorp Inc. ................................................   United States           5,500         98,313

Chase Manhattan Corp. ................................................   United States          35,000      3,832,500

*Credit National/Natexis..............................................      France              60,533      3,530,295

First Union Corp. ....................................................   United States         102,780      5,267,475

Fleet Financial Group Inc. ...........................................   United States          59,000      4,421,312

Long Island Commercial Bank...........................................   United States          17,000        276,250

Mellon Bank Corp. ....................................................   United States          45,000      2,728,125

Merita Ltd., A........................................................      Finland            448,000      2,452,709

*Nordbanken Holding AB................................................      Sweden             542,500      3,067,828

PNC Bank Corp. .......................................................   United States          59,000      3,366,688

(R)Regency Bancorp....................................................   United States         100,000        956,250

Santa Monica Bank.....................................................   United States          19,800        550,688

Sumitomo Bank of California...........................................   United States           5,000        273,125

UMB Financial Corp. ..................................................   United States          14,700        801,150

*UnionBanCal Corp. ...................................................   United States          16,000      1,720,000

*Unionbancorp Inc. ...................................................   United States          67,500      1,476,563

*United Security Bancorporation.......................................   United States          93,500      1,916,750

UST Corp., Inc. ......................................................   United States          96,100      2,666,775

*Vermont Financial Services Corp. ....................................   United States         250,000      6,937,500

+Warren Bancorp Inc. .................................................   United States         215,000      4,956,500

Wells Fargo & Co. ....................................................   United States          10,000      3,394,375

Western Bancorp.......................................................   United States          10,296        339,768

Whitney Holding Corp. ................................................    United States          35,700      2,034,900
                                                                                                          ------------
                                                                                                            84,183,363
                                                                                                          ------------

BEVERAGES & TOBACCO  1.1%
B.A.T. Industries Plc. ...............................................   United Kingdom         300,000      2,732,065
                                                                                                          ------------

BUSINESS & PUBLIC SERVICES  1.4%
Suez Lyonnaise des Eaux SA............................................       France              32,916      3,642,445
                                                                                                          ------------

DATA PROCESSING & REPRODUCTION  0.2%
*National Processing Inc. ............................................    United States          60,000        592,500
                                                                                                          ------------

ENERGY EQUIPMENT & SERVICES  0.2%
Cie Generale De Geophysique SA........................................       France               3,112        398,145

*Cie Generale De Geophysique SA, ADR..................................       France                 300          7,688
                                                                                                          ------------
                                                                                                               405,833
                                                                                                          ------------

ENERGY SOURCES  0.4%
Societe Elf Aquitane SA...............................................       France              10,000      1,163,081
                                                                                                          ------------


     MUTUAL FINANCIAL SERVICES STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY          SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
FINANCIAL SERVICES  32.9%
Advanta Corp., B......................................................    United States          22,500   $    570,938

American Capital Strategies Ltd. .....................................    United States         125,000      2,265,624

Annaly Mortgage Management Inc. ......................................    United States         260,000      2,860,000

Bankatlantic Bancorp Inc., A..........................................    United States         300,000      4,893,750

*Bankunited Financial Corp., A........................................    United States          80,000      1,232,500

Bayonne Bancshares Inc. ..............................................    United States          95,000      1,270,625

Beneficial Corp. .....................................................    United States          35,000      2,909,375

Cenfed Financial Corp. ...............................................    United States          17,000        765,000

*CIT Group Inc., A....................................................    United States         175,000      5,643,750

*Citizens Bancorp Indiana.............................................    United States          15,000        221,250

Commonwealth Bancorp Inc. ............................................    United States         244,500      4,859,437

*Federal Trust Corp. .................................................    United States          55,000        151,250

Fidelity Bankshares Inc. .............................................    United States          25,500        828,750

*First Alliance Corporation...........................................    United States         120,000      2,205,000

First Colorado Bancorp................................................    United States          12,800        304,000

First Essex Bancorp Inc. .............................................    United States          91,200      2,120,400

*Golden State Bancorp Inc. ...........................................    United States           4,500        168,188

Greater Delaware Valley Savings Bank..................................    United States          10,000        306,250

*IMC Mortgage Co. ....................................................    United States         280,000      3,325,000

Imperial Credit Commercial Mortgage Investment........................    United States         350,000      5,118,750

INMC Mortgage Holdings Inc. ..........................................    United States          30,000        703,125

Julius Baer Holdings AG...............................................     Switzerland            2,500      4,635,173

Klamath First Bancorp Inc. ...........................................    United States          64,700      1,391,050

(R)Laser Mortgage Management Inc. ....................................    United States         250,000      3,625,000

*Life Financial Corp. ................................................    United States         169,600      2,141,200

*Long Beach Financial Corp. ..........................................    United States         416,000      4,836,000

*Matrix Capital Corp. ................................................    United States         172,000      2,623,000

*MECH Financial Inc. .................................................    United States          61,000      1,589,812

Mercury Asset Management Group Plc. ..................................   United Kingdom          85,000      2,367,626

Morgan Stanley, Dean Witter Discover & Co. ...........................    United States           8,000        473,000

Northwest Savings Bank................................................    United States          40,000        565,000

Peoples Bancorp Inc. .................................................    United States         110,600      5,004,650

Pinnacle Financial Services Inc. .....................................    United States          52,000      2,567,500

Pioneer Group Inc. ...................................................    United States          32,500        914,063

*Security Capital Group, B............................................    United States          55,000      1,787,500

Southwest Bancshares Inc. ............................................    United States          12,500        371,875

Trilon Financial Corporation..........................................       Canada              50,000        402,365

United Asset Management Corp. ........................................    United States         283,500      6,928,031
                                                                                                          ------------
                                                                                                            84,945,807
                                                                                                          ------------

INSURANCE  10.4%
Argonaut Group Inc. ..................................................    United States          31,250      1,058,594

Arthur J Gallagher Co. ...............................................    United States          25,800        888,488

Assurances Generales de France AGF....................................       France              50,000      2,649,331

Citizens Corp. .......................................................    United States         146,700      4,217,625

*Companhia de Seguros Mundial Confianca SA, fgn. .....................      Portugal            168,100      3,059,685

Guardian Royal Exchange Plc. .........................................   United Kingdom         175,000        934,092

Pohjola Insurance Co. Ltd. ...........................................       Finland             51,800      1,920,208

Reliable Life Insurance Co., A........................................    United States             800         90,800

Sampo Insurance Co. Ltd., A...........................................       Finland            159,940      5,283,197


MUTUAL FINANCIAL SERVICES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY          SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
SCOR SA...............................................................      France              42,350   $  2,025,144
*Topdanmark AS........................................................      Denmark             12,000      2,276,741

*Union Assurances Federales SA........................................      France              15,194      1,994,394

Unitrin Inc. .........................................................   United States           4,700        303,738
                                                                                                         ------------
                                                                                                           26,702,037
                                                                                                         ------------
TELECOMMUNICATIONS  1.3%
*360 Degrees Communications Company...................................   United States          10,900        220,044

Koninklijke Ptt Nederland NV..........................................    Netherlands           75,000      3,129,238
                                                                                                         ------------
                                                                                                            3,349,282
                                                                                                         ------------
    TOTAL COMMON STOCKS (COST $192,267,775)...........................                                    207,716,413
                                                                                                         ------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT**
                                                                                           ---------
BONDS  1.3%
Bay View Capital Corp., 9.125%, 8/15/07...............................   United States    $    750,000        776,250

Local Financial, 11.00%, 9/5/04.......................................   United States         750,000        795,000

Matrix Capital Corp., 11.50%, 9/30/04.................................   United States       1,700,000      1,708,500
                                                                                                         ------------
    TOTAL BONDS (COST $3,195,125).....................................                                      3,279,750
                                                                                                         ------------
BONDS & NOTES IN REORGANIZATION (COST $167,175)  0.1%
Mercury Finance Co., Bank Claim, MTN 7.42%, 6/29/00...................   United States         188,234        156,234

                                                                                                         ------------
SHORT TERM INVESTMENTS 12.6%
Federal National Mortgage Assn.,
  5.40% to 5.65%, with maturities to 4/24/98..........................   United States      25,200,000     24,953,046

Federal Home Loan Bank,
  5.42% to 5.55%, with maturities to 3/4/98...........................   United States       5,000,000      4,967,272

Federal Home Loan Mortgage Corp., 5.48%, 1/23/98......................   United States       2,500,000      2,491,760
                                                                                                         ------------
    TOTAL SHORT TERM INVESTMENTS     (COST $32,401,719)...............                                     32,412,078
                                                                                                         ------------
    TOTAL INVESTMENTS  94.6%     (COST $228,031,794)..................                                    243,564,475
    SECURITIES SOLD SHORT  (0.2%).....................................                                       (481,875)
    NET EQUITY IN FORWARD CONTRACTS  0.5%.............................                                      1,332,795
    OTHER ASSETS, LESS LIABILITIES  5.1%..............................                                     13,390,101
                                                                                                         ------------
    TOTAL NET ASSETS  100.0%..........................................                                   $257,805,496
                                                                                                         ============

                        SECURITIES SOLD SHORT
                          -----------------
                                ISSUER                                      COUNTRY          SHARES         VALUE
                                ------                                      ------           -----           ----

*CNB Bancshares Inc. (proceeds $479,615)..............................   United States          10,000   $    481,875
                                                                                                         ============


*Non-income producing.
**Securities traded in U.S. dollars.
(R)Restricted securities (See note 6).
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at 12/31/97 were $4,956,500.
                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value:
  Unaffiliated Issuers (Cost $223,828,436)...............................  $238,607,975
  Non Controlled Affiliates (Cost $4,203,358)............................     4,956,500   $243,564,475
                                                                           ------------
 Cash....................................................................                    6,478,227
 Receivables:
  Investment securities sold.............................................                    2,007,313
  Capital shares sold....................................................                    6,589,591
  Dividends and interest.................................................                      409,004
 Unrealized gain on forward exchange contracts (Note 7)..................                    1,419,472
                                                                                          ------------
     Total assets........................................................                  260,468,082
                                                                                          ------------
Liabilities:
 Payables:
  Investment securities purchased........................................                    1,107,868
  Capital shares redeemed................................................                      625,061
  To affiliates..........................................................                      201,819
 Securities sold short, at value (Proceeds $479,615).....................                      481,875
 Unrealized loss on forward exchange contracts (Note 7)..................                       86,677
 Other liabilities.......................................................                      159,286
                                                                                          ------------
     Total liabilities...................................................                    2,662,586
                                                                                          ------------
Net assets, at value.....................................................                 $257,805,496
                                                                                          ============
Net assets consist of:
 Undistributed net investment income.....................................                 $    108,579
 Net unrealized appreciation.............................................                   16,863,216
 Accumulated net realized gain...........................................                    3,503,357
 Capital shares..........................................................                  237,330,344
                                                                                          ------------
Net assets, at value.....................................................                 $257,805,496
                                                                                          ============
CLASS Z
 Net asset value and maximum offering price per share
  ($136,350,249 / 11,114,665 shares outstanding)...........................................  $12.27
                                                                                             ======
CLASS I
 Net asset value per share ($78,248,590 / 6,376,348 shares outstanding)....................  $12.27
                                                                                             ======
 Maximum offering price per share ($12.27 / 95.50%)........................................  $12.85
                                                                                             ======
CLASS II
 Net asset value per share ($43,206,657 / 3,524,251 shares outstanding)*...................  $12.26
                                                                                             ======
 Maximum offering price per share ($12.26 / 99.00%)........................................  $12.38
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 19, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $6,736)
 Dividends.............................................................   $   641,194
 Interest..............................................................       604,980
                                                                          -----------
     Total Investment Income...........................................                     $ 1,246,174
                                                                                            -----------
Expenses:
 Management fees (Note 3)..............................................       419,994
 Administrative fees (Note 3)..........................................        40,704
 Distribution fees (Note 3)
       Class I.........................................................        53,249
       Class II........................................................        80,369
 Transfer agent fees (Note 3)..........................................        58,200
 Custodian fees........................................................        29,331
 Reports to shareholders...............................................        60,000
 Registration and filing fees..........................................       180,306
 Professional fees.....................................................        63,600
 Directors' fees and expenses..........................................           500
 Other.................................................................           491
                                                                          -----------
     Total expenses....................................................                         986,744
     Expenses waived/paid by affiliate (Note 3)........................                        (327,232)
                                                                                            -----------
          Net expenses.................................................                         659,512
                                                                                            -----------
            Net investment income......................................                         586,662
                                                                                            -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..........................................................     5,576,882
  Foreign currency transactions........................................      (326,955)
                                                                          -----------
     Net realized gain.................................................                       5,249,927
 Net unrealized appreciation on:
  Investments..........................................................    15,530,421
  Translation of assets and liabilities denominated in foreign
    currencies.........................................................     1,332,795
                                                                          -----------
     Net unrealized appreciation.......................................                      16,863,216
                                                                                            -----------
Net realized and unrealized gain.......................................                      22,113,143
                                                                                            -----------
Net increase in net assets resulting from operations...................                     $22,699,805
                                                                                            ===========

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 19, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

                                                                                            1997
                                                                                        ------------
Increase in net assets:
 Operations:
  Net investment income..............................................................   $    586,662
  Net realized gain from investments and foreign currency transactions...............      5,249,927
  Net unrealized appreciation on investments and translation of assets and
    liabilities denominated in foreign currencies....................................     16,863,216
                                                                                        ------------
    Net increase in net assets resulting from operations.............................     22,699,805
Distributions to shareholders from:
 Net investment income:
  Class Z............................................................................       (312,463)
  Class I............................................................................       (127,466)
  Class II...........................................................................        (17,029)
 Net realized gains:
  Class Z............................................................................       (937,387)
  Class I............................................................................       (541,128)
  Class II...........................................................................       (289,180)
Capital share transactions (Note 2):
  Class Z............................................................................    124,473,660
  Class I............................................................................     72,594,863
  Class II...........................................................................     40,261,821
                                                                                        ------------
    Net increase in net assets.......................................................    257,805,496
Net assets:
 Beginning of period.................................................................             --
                                                                                        ------------
 End of period.......................................................................   $257,805,496
                                                                                        ============
Undistributed net investment income included in net assets:
 End of period.......................................................................   $    108,579
                                                                                        ============

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
d. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED):

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were 400 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, and 100 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                                                               PERIOD ENDED
                                                                                            DECEMBER 31, 1997*
                                                                                        --------------------------
                                                                                          SHARES         AMOUNT
                                                                                        --------------------------
CLASS Z:
Shares sold............................................................................ 12,843,692    $144,526,424
Shares issued on reinvestment of distributions.........................................     99,632       1,204,770
Shares redeemed........................................................................ (1,828,659)    (21,257,534)
                                                                                        ----------      ----------
Net increase........................................................................... 11,114,665    $124,473,660
                                                                                        ==========     ===========

                                                                                               PERIOD ENDED
                                                                                            DECEMBER 31, 1997*
                                                                                        --------------------------
                                                                                          SHARES         AMOUNT
                                                                                        --------------------------
CLASS I:
Shares sold............................................................................  7,251,035     $82,848,856
Shares issued on reinvestment of distributions.........................................     49,165         593,254
Shares redeemed........................................................................   (923,852)    (10,847,247)
                                                                                         ---------      ----------
Net increase...........................................................................  6,376,348     $72,594,863
                                                                                         =========      ==========

                                                                                               PERIOD ENDED
                                                                                            DECEMBER 31, 1997*
                                                                                        --------------------------
                                                                                          SHARES         AMOUNT
                                                                                        --------------------------
CLASS II:
Shares sold............................................................................  3,598,172     $41,112,595
Shares issued on reinvestment of distributions.........................................     23,523         283,691
Shares redeemed........................................................................    (97,444)     (1,134,465)
                                                                                         ---------      ----------
Net increase...........................................................................  3,524,251     $40,261,821
                                                                                         =========      ==========

*Commencement of sales was August 19, 1997.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35% and 2.00% of the average daily net assets of Class Z, Class I and Class II, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million up to and including $700 million
0.10%          Over $700 million up to and including $1.2 billion
0.075%         Over $1.2 billion

The Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $38,548 and $7,011, respectively.

4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $228,033,071 was as follows:

                  Unrealized appreciation.......................................  $19,281,558
                  Unrealized depreciation.......................................   (3,750,154)
                                                                                  -----------
                  Net unrealized appreciation...................................  $15,531,404
                                                                                  ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $242,087,225 and $52,515,155, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1997 are as follows:

NUMBER OF                                                                                    ACQUISITION
 SHARES                                          ISSUER                                         DATE          VALUE
----------------------------------------------------------------------------------------------------------------------
 250,000       Laser Mortgage Management Inc..............................................     11/26/97     $3,625,000
 100,000       Regency Bancorp............................................................     12/24/97        956,250
                                                                                                            ----------
TOTAL RESTRICTED SECURITIES (COST $4,575,000) (1.77% OF NET ASSETS)....................                  $4,581,250
                                                                                                         ==========

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and the foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements  (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)
As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

CONTRACTS TO                                                                           IN        SETTLEMENT         UNREALIZED
SELL:                                                                             EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------                                                                  ------------   ----------         -----------
      32,684,095    Belgium francs........................................   U.S. $   923,280       2/9/98     U.S. $    40,935
       2,293,567    British pounds........................................          3,878,422      2/17/98              120,312
         300,000    Canadian dollars......................................            217,738      2/27/98                7,422
      32,798,323    Danish krone..........................................          4,864,336      1/26/98               70,918
         316,178    Dutch guilders........................................            157,773       3/9/98                1,191
       4,463,104    Dutch guilders........................................          2,272,605      3/17/98               61,215
      40,644,391    Finnish marka.........................................          7,601,184       3/3/98              113,717
      27,329,394    French francs.........................................          4,723,910      2/17/98              170,279
      15,868,302    French francs.........................................          2,696,257      2/27/98               50,799
      42,530,505    French francs.........................................          7,428,276      4/17/98              318,785
      21,383,460    French francs.........................................          3,600,000      6/11/98               14,764
  19,242,156,639    Italian lira..........................................         10,943,138       7/2/98               54,695
     536,540,080    Portugal escudo.......................................          2,969,666      3/17/98               49,752
      48,757,375    Swedish krona.........................................          6,267,330      5/15/98              106,156
      13,204,050    Swiss francs..........................................          9,335,170      6/10/98              134,065
                                                                                     --------                         ---------
                                                                             U.S. $67,879,085                         1,315,005
                                                                                     ========
      Net unrealized gain on offsetting forward exchange contracts........                                              104,467
                                                                                                                      ---------
        Unrealized gain on forward exchange contracts.....................                                            1,419,472
                                                                                                                      =========
                                                         CONTRACTS TO BUY:
      25,029,712    Belgium francs........................................   U.S. $   711,192       2/9/98              (35,487)
      21,363,889    Swedish krona.........................................          2,732,512      5/15/98              (32,913)
                                                                                     --------                         ---------
                                                                             U.S. $ 3,443,704                           (68,400)
                                                                                     ========                         ---------
                                                        CONTRACTS TO SELL:
         434,741    British pounds........................................   U.S. $   701,238      1/20/98              (12,045)
       3,482,742    French francs.........................................            574,388      2/27/98               (6,232)
                                                                                     --------                         ---------
                                                                             U.S. $ 1,275,626                           (18,277)
                                                                                     ========                         ---------
        Unrealized loss on forward exchange contracts.....................                                              (86,677)
                                                                                                                      ---------
          Net unrealized gain on forward exchange contracts...............                                     U.S. $ 1,332,795
                                                                                                                      =========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 30, 1998

MUTUAL FINANCIAL SERVICES FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

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
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. 10/97.1

BOARD OF DIRECTORS
Michael F. Price (Chairman)
Peter A. Langerman
Edward I. Altman
Ann Torre Grant
Andrew H. Hines, Jr.
William J. Lippman
Bruce A. MacPherson
Fred R. Millsaps
Leonard Rubin
Barry F. Schwartz
Vaughn R. Sturtevant, M.D.
Robert E. Wade

INVESTMENT MANAGER
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

SHAREHOLDER SERVICES
1-800-632-2301 - (Class I & II)
1-800-448-FUND - (Class Z)

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Mutual Financial Services, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

479 A97 12/97 (Recycle logo) Printed on recycled paper